                                                                   Exhibit 10.58

                          SUPPLEMENTAL INDENTURE TO BE
                             DELIVERED BY GUARANTORS

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of May
5, 2003, among AMI Instruments, Inc., an Oklahoma corporation, Apcom, Inc., a
Maryland corporation, Broadcast Sports Inc., a Delaware corporation, Celerity
Systems Incorporated, a California corporation, EER Systems, Inc., a Virginia corporation, Electrodynamics, Inc., an Arizona corporation, Goodrich Aerospace
Component Overhaul & Repair, Inc., a Delaware corporation, Goodrich Avionics
Systems, Inc., a Delaware corporation, Goodrich FlightSystems, Inc., an Ohio corporation, Henschel Inc., a Delaware corporation, Hygienetics Environmental
Services, Inc., a Delaware corporation, Interstate Electronics Corporation, a
California corporation, KDI Precision Products, Inc., a Delaware corporation,
L-3 Communications AIS GP Corporation, a California corporation, L-3
Communications Analytics Corporation, a California corporation, L-3
Communications Atlantic Science and Technology Corporation, a New Jersey
corporation, L-3 Communications Aydin Corporation, a Delaware corporation, L-3
Communications Corporation, a Delaware corporation, L-3 Communications ESSCO,
Inc., a Delaware corporation, L-3 Communications ILEX Systems, Inc., a Delaware
corporation, L-3 Communications IMC Corporation, a Connecticut corporation, L-3
Communications Integrated Systems L.P., a Delaware limited partnership, L-3
Communications Investments, Inc., a Delaware corporation, L-3 Communications
Security and Detection Systems Corporation Delaware, a Delaware corporation, L-3
Communications Security and Detection Systems Corporation California, a
California corporation, L-3 Communications SPD Technologies, Inc., a Delaware
corporation, L-3 Communications Storm Control Systems, Inc., a California
corporation, L-3 Communications TMA Corporation, a Virginia corporation, L-3
Communications Westwood Corporation, a Nevada corporation, MCTI Acquisition
Corporation, a Maryland Corporation, Microdyne Communications Technologies
Incorporated, a Maryland corporation, Microdyne Corporation, a Maryland corporation, Microdyne Outsourcing Incorporated, a Maryland corporation, MPRI,
Inc., a Delaware corporation, Pac Ord Inc., a Delaware corporation, Power
Paragon, Inc., a Delaware corporation, Ship Analytics, Inc., a Connecticut corporation, Ship Analytics International, Inc., a Delaware corporation, Ship
Analytics USA, Inc., a Connecticut corporation, Southern California Microwave,
Inc., a California corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation, SPD Switchgear Inc., a
Delaware corporation, SYColeman Corporation, a Florida corporation, Telos
Corporation, a California corporation, Troll Technology Corporation, a
California corporation, Wescam Air Ops Inc., a Delaware corporation, Wescam Air
Ops LLC, a Delaware limited liability company, Wescam Holdings (US) Inc., a
Delaware corporation, Wescam Incorporated, a Florida corporation, Wescam LLC, a
Delaware limited liability company, Wescam Sonoma Inc., a California corporation and Wolf Coach, Inc., a Massachusetts corporation (each, a "Guarantor", and collectively, the "Guarantors"), each a subsidiary of L-3 Communications
Holdings, Inc. (or its permitted successor), a Delaware corporation (the
"Company"), the Company and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as October 24, 2001 providing for the issuance of an

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aggregate principal amount of up to $420,000,000 of 4.00% Senior Subordinated
Convertible Contingent Debt Securities (CODES) due 2011 (the "Securities");

         WHEREAS, the Indenture provides that under certain circumstances the
Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all of the
Company's Obligations under the Securities and the Indenture on the terms and conditions set forth herein (the "Guarantee"); and

         WHEREAS, pursuant to Section 14.7 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guarantor hereby agrees as follows:

              (a)  Each Guarantor, jointly and severally with all other current and future guarantors of the Securities (collectively, the
                   "Guaranteeing Subsidiaries" and each, a "Guaranteeing
                   Subsidiary"), unconditionally guarantees to each Holder of a
                   Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Securities or the Obligations of the Company under the Indenture or the
                   Securities, that:

                   (i)  the principal of, premium, interest (including
                        Contingent Interest, if any) and Additional Amounts, if
                        any, on the Securities will be promptly paid in full
                        when due, whether at maturity, by acceleration,
                        redemption or otherwise, and interest on the overdue
                        principal of, premium, interest (including Contingent
                        Interest, if any) and Additional Amounts, if any, on the
                        Securities, to the extent lawful, and all other
                        Obligations of the Company to the Holders or the Trustee
                        thereunder or under the Indenture will be promptly paid
                        in full, all in accordance with the terms thereof; and

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                   (ii) in case of any extension of time for payment or renewal of any Securities or any of such other Obligations, that
                        the same will be promptly paid in full when due in
                        accordance with the terms of the extension or renewal,
                        whether at stated maturity, by acceleration or
                        otherwise.

              (b)  Notwithstanding the foregoing, in the event that this
                   Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any
                   relevant jurisdiction, the liability of each Guarantor under this Supplemental Indenture and its Guarantee shall be
                   reduced to the maximum amount permissible under such
                   fraudulent conveyance or similar law.

         3. EXECUTION AND DELIVERY OF GUARANTEES.

              (a)  To evidence its Guarantee set forth in this Supplemental
                   Indenture, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included as Exhibit
                   B to the Indenture, shall be endorsed by an Officer of such
                   Guarantor on each Security authenticated and delivered by the
                   Trustee after the date hereof.

              (b)  Notwithstanding the foregoing, each Guarantor hereby agrees that its Guarantee set forth herein shall remain in full
                   force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

              (c)  If an Officer whose signature is on this Supplemental
                   Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a
                   Guarantee is endorsed, the Guarantee shall be valid
                   nevertheless.

              (d)  The delivery of any Security by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the Guarantee set forth in this Supplemental
                   Indenture on behalf of each Guarantor.

              (e)  Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, regardless of the validity,
                   regularity or enforceability of the Securities or the
                   Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with
                   respect to any provisions of the Securities or the Indenture, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might
                   otherwise constitute a legal or equitable discharge or
                   defense of a guarantor.

              (f)  Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of
                   insolvency or

                                                                               4

                   bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee made pursuant to this Supplemental Indenture will not be discharged except by complete performance of the obligations contained in the
                   Securities and the Indenture.

              (g)  If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any
                   Custodian, Trustee, liquidator or other similar official
                   acting in relation to either the Company or such Guarantor, any amount paid by either to the Trustee or such Holder, the
                   Guarantee made pursuant to this Supplemental Indenture, to the extent theretofore discharged, shall be reinstated in
                   full force and effect.

              (h)  Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further
                   agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand:

                   (i)   the maturity of the Obligations guaranteed hereby may
                         be accelerated as provided in Article 4 of the
                         Indenture for the purposes of the Guarantee made
                         pursuant to this Supplemental Indenture,
                         notwithstanding any stay, injunction or other
                         prohibition preventing such acceleration in respect of
                         the Obligations guaranteed hereby;

                   (ii)  in the event of any declaration of acceleration of such
                         Obligations as provided in Article 4 of the Indenture,
                         such Obligations (whether or not due and payable) shall
                         forthwith become due and payable by such Guarantor for
                         the purpose of the Guarantee made pursuant to this
                         Supplemental Indenture; and

                   (iii) each Guarantor shall have the right to seek
                         contribution from any other non-paying Guarantor so
                         long as the exercise of such right does not impair the
                         rights of the Holders or the Trustee under the
                         Guarantee made pursuant to this Supplemental Indenture.

         4. GUARANTORS MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

              (a)  Except as set forth in Articles 6 and 9 of the Indenture, nothing contained in the Indenture, this Supplemental
                   Indenture or in the Securities shall prevent (a) any
                   consolidation or merger of any

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                   Guarantor with or into the Company or any Guaranteeing
                   Subsidiary, (b) any transfer, sale or conveyance of the
                   property of any Guarantor as an entirety or substantially as an entirety, to the Company or any other Guaranteeing
                   Subsidiary or (c) any merger of a Guarantor with or into an
                   Affiliate of that Guarantor in another State of the United
                   States so long as the amount of Indebtedness of the Company and the domestic non-Guarantor subsidiaries is not increased thereby.

              (b)  Except as set forth in Article 9 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the Securities shall prevent any consolidation or merger of any Guarantor with or into a corporation or corporations
                   other than the Company or any other Guaranteeing Subsidiary
                   (in each case, whether or not affiliated with the Guarantor), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guarantor as an entirety or substantially as an entirety, to a corporation other than the Company or any other
                   Guaranteeing Subsidiary (in each case, whether or not
                   affiliated with the Guarantor) authorized to acquire and
                   operate the same; provided, however, that each Guarantor
                   hereby covenants and agrees that (i) subject to the
                   Indenture, upon any such consolidation, merger, sale or
                   conveyance, the due and punctual performance and observance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be performed by such
                   Guarantor, shall be expressly assumed (in the event that such
                   Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation
                   formed by such consolidation, or into which such Guarantor shall have been merged, or by the corporation which shall
                   have acquired such property, (ii) immediately after giving effect to such consolidation, merger, sale or conveyance no
                   Default or Event of Default exists, and (iii) such
                   transaction will only be permitted under the Indenture and this Supplemental Indenture if it would be permitted under the terms of all of the indentures governing the Outstanding
                   Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of these Securities continue to be outstanding).

              (c)  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by
                   supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee
                   made pursuant to this Supplemental Indenture and the due and punctual

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                   performance of all of the covenants and conditions of the
                   Indenture and this Supplemental Indenture to be performed by each Guarantor, such successor corporation shall succeed to and be substituted for such Guarantor with the same effect as if it had been named herein as one of the Guarantors. Such successor corporation thereupon may cause to be signed any or all of the Guarantees to be endorsed upon the Securities
                   issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture and this
                   Supplemental Indenture as the Guarantees theretofore and
                   thereafter issued in accordance with the terms of the
                   Indenture and this Supplemental Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

         5. RELEASES.

              (a)  Concurrently with any sale of assets (including, if
                   applicable, all of the Capital Stock of a Guarantor), all
                   Liens, if any, in favor of the Trustee in the assets sold
                   thereby shall be released. If the assets sold in such sale or other disposition include all or substantially all of the
                   assets of a Guarantor or all of the Capital Stock of a
                   Guarantor, then the Guarantor (in the event of a sale or
                   other disposition of all of the Capital Stock of such
                   Guarantor) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released from and
                   relieved of its obligations under this Supplemental Indenture and its Guarantee made pursuant hereto. Upon delivery by the
                   Company to the Trustee of an Officers' Certificate to the
                   effect that such sale or other disposition was made by the
                   Company or the Guarantor, as the case may be, in accordance with the provisions of the Indenture and this Supplemental
                   Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under this Supplemental Indenture and its Guarantee made pursuant hereto. If the Guarantor is not released from its obligations under its Guarantee, it shall remain liable for the full amount of principal of and
                   interest (including Contingent Interest, if any) and
                   Additional Amounts, if any, on the Securities and for the
                   other obligations of such Guarantor under the Indenture as provided herein.

              (b)  Upon the designation of a Guarantor as an Excluded Subsidiary in accordance with the terms of the Indenture and the
                   indentures governing the Outstanding Senior Subordinated
                   Notes as the same are in effect on the date hereof (whether or not those indentures are

                                                                               7

                   subsequently amended, waived, modified or terminated or
                   expire and whether or not any of those Securities continue to be outstanding), such Guarantor shall be released and
                   relieved of its obligations under the Indenture and this
                   Supplemental Indenture. Upon delivery by the Company to the
                   Trustee of an Officers' Certificate and an Opinion of Counsel
                   to the effect that such designation of such Guarantor as an
                   Excluded Subsidiary was made by the Company in accordance
                   with the provisions of the Indenture and the indentures
                   governing the Outstanding Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified,
                   terminated or expire and whether or not any of those
                   Securities continue to be outstanding), the Trustee shall
                   execute any documents reasonably required in order to
                   evidence the release of such Guarantor from its obligations under its Guarantee. Any Guarantor not released from its
                   obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Guarantor under the
                   Indenture as provided herein.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, any Guarantees, the Indenture or this Supplemental
Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a
Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Securities and Exchange Commission that such a waiver is against public policy.

         7. SUBORDINATION OF GUARANTEES; ANTI-LAYERING. No Guarantor shall incur, create, issue, assume, guarantee or otherwise become liable for any
Indebtedness that is subordinate or junior in right of payment to any Senior
Debt of a Guarantor and senior in any respect in right of payment to any of the
Guarantees. Notwithstanding the foregoing sentence, the Guarantee of each
Guarantor shall be subordinated to the prior payment in full of all Senior Debt of that Guarantor (in the same manner and to the same extent that the Securities are subordinated to Senior Debt), which shall include all guarantees of Senior
Debt.

         8. THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

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         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Company.

                                                                               9

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 5, 2003       L-3 COMMUNICATIONS HOLDINGS, INC.

                         By:/s/ Christopher C. Cambria
                         -------------------------------
                         Name:
                         Title:

                                                                              10

Dated: May 5, 2003        AMI INSTRUMENTS, INC.
                          APCOM, INC.
                          BROADCAST SPORTS INC.
                          CELERITY SYSTEMS INCORPORATED
                          EER SYSTEMS, INC.
                          ELECTRODYNAMICS, INC.
                          GOODRICH AEROSPACE COMPONENT OVERHAUL & REPAIR, INC.
                          GOODRICH AVIONICS SYSTEMS, INC.
                          GOODRICH FLIGHTSYSTEMS, INC.
                          HENSCHEL INC.
                          HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                          INTERSTATE ELECTRONICS CORPORATION
                          KDI PRECISION PRODUCTS, INC.
                          L-3 COMMUNICATIONS AIS GP CORPORATION
                          L-3 COMMUNICATIONS ANALYTICS CORPORATION
                          L-3 COMMUNICATIONS ATLANTIC SCIENCE AND TECHNOLOGY CORPORATION
                          L-3 COMMUNICATIONS AYDIN CORPORATION'
                          L-3 COMMUNICATIONS CORPORATION
                          L-3 COMMUNICATIONS ESSCO, INC.
                          L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                          L-3 COMMUNICATIONS IMC CORPORATION
                          L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                          L-3 COMMUNICATIONS INVESTMENTS, INC.
                          L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS CORPORATION DELAWARE
                          L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS CORPORATION CALIFORNIA
                          L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
                          L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
                          L-3 COMMUNICATIONS TMA CORPORATION
                          L-3 COMMUNICATIONS WESTWOOD CORPORATION
                          MCTI ACQUISITION CORPORATION
                          MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                          MICRODYNE CORPORATION
                          MICRODYNE OUTSOURCING INCORPORATED
                          MPRI, INC.
                          PAC ORD INC.

                                                                              11

                          POWER PARAGON, INC.
                          SHIP ANALYTICS, INC.
                          SHIP ANALYTICS INTERNATIONAL, INC.
                          SHIP ANALYTICS USA, INC.
                          SOUTHERN CALIFORNIA MICROWAVE, INC.
                          SPD ELECTRICAL SYSTEMS, INC.
                          SPD HOLDINGS, INC.
                          SPD SWITCHGEAR INC.
                          SYCOLEMAN CORPORATION
                          TELOS CORPORATION
                          TROLL TECHNOLOGY CORPORATION
                          WESCAM AIR OPS INC.
                          WESCAM AIR OPS LLC
                          WESCAM INCORPORATED
                          WESCAM LLC
                          WESCAM SONOMA INC.
                          WESCAM HOLDINGS (US) INC.
                          WOLF COACH, INC.
                          As Guaranteeing Subsidiaries

                          By:/s/ Christopher C. Cambria
                          --------------------------------
                          Name:
                          Title:

                                                                              12

Dated:  May 5, 2003        THE BANK OF NEW YORK,
                           as Trustee

                           By:/s/ Kisha A. Holder
                           -------------------------
                           Name:
                           Title: